K&L GATES LLP 1 PARK PLAZA TWELFTH FLOOR IRVINE, CA 92614 T +1 949 253 0900 F +1 949 253 0902 klgates.com

May 14, 2014

VIA EDGAR AND OVERNIGHT DELIVERY

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, D.C. 20549

Attn:                    Jeffrey P. Riedler, Assistant Director

Re:	Amphastar Pharmaceuticals, Inc.
Confidential Draft Registration Statement on Form S-1; Submission No. 4
Originally Submitted April 3, 2014
CIK No. 0001297184

Ladies and Gentlemen,

Amphastar Pharmaceuticals, Inc. (the “Company”) hereby provides the following information in response to the comments received from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) in its letter to the Company dated April 14, 2014 (the “Comment Letter”). The Company’s responses are preceded by a reproduction of the corresponding Staff comments in italics as set forth in the Comment Letter.

In addition, we are concurrently sending to the Staff three marked copies of Confidential Submission No. 4 (“Submission No. 4”) of the Registration Statement on Form S-1 (the “Registration Statement”) as confidentially submitted to the Commission, marked against Confidential Submission No. 3 of the Registration Statement as confidentially submitted to the Commission on April 3, 2014. If the Staff would like additional hard copies, please so advise and we would be happy to provide additional copies. All page number references contained in the Company’s responses below correspond to the page numbers in Submission No. 4.

Use of Proceeds, page 55

1.                    We note that one of the intended uses for the net proceeds from this offering is for product development. Please expand your disclosure to separately identify the products that you plan to develop, the amount of net proceeds that will be used for each product and the approximate stage of development you expect to achieve for each product using the net proceeds from this offering. Also, please explain whether you still intend to use approximately $15 million to satisfy contractual commitments for an investment in land development related to a facility expansion in China as previously indicated in your last submission or whether such expense for land development has already been paid. Lastly, we note that you plan to purchase Merck’s API assets this quarter. Please indicate whether any of the net proceeds from this offering will be used on the asset purchase.

Company Response: In response to the Staff’s comment, the Company advises the Staff as follows:

With respect to the Staff’s comment regarding the Company’s product development activities, the Company advises the Staff that, as set forth in the Company’s letter to the Staff dated February 7, 2014 (the “Prior Response Letter”) in response to the Staff’s comment letter of January 10, 2014 (the “Prior Comment Letter”), the Company currently has a pipeline of 20 product candidates, and management and the board of directors have yet to decide how the Company will allocate proceeds from this offering and the Company’s other resources among its product candidates.  Furthermore, the Company is not dependent on this offering to continue development of its product candidates.  The Company estimates that its current cash and cash equivalents, together with its cash from operating activities, will be sufficient to fund its investments in product development for the foreseeable future without the proceeds of this offering. Therefore, the Company previously revised its disclosure to eliminate a separate bullet for product candidate development, and continues to believe that it is appropriate to reference “product development” along with “working capital” as examples of using the offering proceeds for general corporate purposes.

With respect to the Staff’s comment regarding the $15 million for contractual commitments related to its facility expansion in China, the Company has removed this item as a separate line item for use of proceeds because it intends to fund this commitment using its existing financial resources, and its ability to satisfy these commitments is in no way dependent on the completion of this offering or the proceeds therefrom.

Finally, with respect to the Merck acquisition, which closed on April 30, 2014, the Company has revised the disclosure on pages 95, 100 and F-53–55 of the Registration Statement to clarify that the Company funded the initial acquisition consideration with a loan from Cathay bank in the amount of $21.9 million, and intends to fund the remaining future consideration with cash on hand or cash from operations.  The Company does not intend to use the proceeds from this offering to finance this acquisition.

Business

Overview, page 93

2.                    Please refer to your response to comment 1. You state on page 94 that you expect that the acquisition is expected to be structured as an asset purchase, and the aggregate purchase price will be approximately 29.2 million Euros. Please tell us why the acquisition does not qualify as the acquisition of a business pursuant to ASC 805-10-25-1 and 805-10-55-4 through 805-10-55-9. Also, please tell us why disclosure of this agreement has been removed from the financial statements.

Company Response: The Company did not include a discussion of the Merck acquisition in its financial statements for the year ended December 31, 2013 because the transaction was still at the non-binding letter of intent stage and significant contingencies remained, including the negotiation and execution of definitive documentation.  The existing disclosure of this acquisition in the Registration Statement was not meant to provide a view on an accounting conclusion, but rather to disclose the existence of the transaction and the fact that the purchase would be contractually structured as an asset purchase. On April 30, 2014, the Company completed the acquisition and has determined that this transaction will be accounted for as the acquisition of a business.

The Company has revised the disclosure on page 100 and has added a disclosure on page F-54 under Subsequent Events in the Registration Statement accordingly.

Description of Business

Recent Events, page F-7

3.                    You filed an NDA for Primatene Mist HFA in 2013, which is a revision to your original formula which the FDA required to be phased out by December 31, 2011. You state that an advisory committee met in February 2014 and voted that safety had not been established for the intended use. The committee also voted that the product did not have a favorable risk-benefit profile for the intended use. You state that although the FDA is not required to follow the recommendations of its advisory committees, it usually does. Please tell us why you believe, based on the recent events, an impairment for your $29.2 million trademark for Primatene Mist has not occurred.

Company Response: The Company does not believe that an impairment of the Primatene Mist trademark, an indefinite-lived intangible asset, has occurred at this time for several reasons, including that the Company believes that it is more likely than not that it will receive approval of its NDA for Primatene Mist HFA (whether on the May 2014 Prescription Drug User Fee Act, or PDUFA, date or in the future), notwithstanding the February 2014 recommendation of the FDA’s Nonprescription Drugs Advisory Committee and Pulmonary Allergy Drugs Advisory Committee, which the Company refers to as the Committee. It should be noted as a threshold matter that the PDUFA date is not a binary event, where the only options are outright rejection or approval by the FDA. For example, the FDA could withhold approval and then request additional studies or information.  Further, the FDA does not always follow the recommendations of the Committee.

The Committee focused on two main substantive areas of concern. The first was a concern for self diagnosis in asthma patients, with several Committee members stating that asthma drugs should be prescription only. The second concern was regarding potential malfunctions of the delivery device. With respect to the first concern, it should be noted that since 2012 the FDA has had an initiative to increase the number of medications available over the counter (“OTC”) known as the Nonprescription Drug Safe Use Regulatory Expansion. The purpose of this policy directive is to increase the accessibility of safe and effective medications. The Company believes that the safety profile of Primatene Mist HFA is such that it should be OTC. In fact, the prior formulation of our Primatene Mist product was OTC. It would be counterintuitive to take a safe and effective medication which was formerly OTC and move it to a prescription. Accordingly, the Company believes that when the FDA ultimately rules on this NDA (whether on the May 2014 PDUFA date or in the future) the FDA will follow its policy directive to increase the number of OTC medications. With respect to the second concern, it should be noted that subsequent to the unfavorable results of the Committee meeting in February 2014, the Company has received and responded to eight information requests from the FDA. The Company believes that its responses will more likely than not give the FDA enough information to offset the concerns raised by the Committee. For example, during the Committee meeting, the FDA provided data showing potential malfunctions in up to 7% of devices, but the Company has subsequently clarified this issue and provided data showing that the actual malfunction rate was < 1% and within the normal range for approval.

The Company also believes that impairment in this case is not solely tied to FDA approval of this specific formulation of Primatene Mist. While the Committee’s recommendation is an indicator of potential impairment, the intangible asset is related to the Primatene Mist trade name and not the formula itself. If the FDA does not approve the current NDA, the Company has several options it can pursue to ultimately realize the benefit of the trade name. For example, the Company can develop an alternate formulation and/or delivery mechanism and resubmit an NDA to the FDA. The Primatene Mist trademark has a long history of public recognition (marketed since 1963) and the benefits of this trademark are not tied exclusively to the current formulation and NDA being reviewed by the FDA.

Based on these facts and circumstances, the Company does not believe that it is more likely than not that an impairment has occurred at this time, and the Company will continue to monitor developments with the FDA to determine if an impairment becomes warranted in the future.

Please acknowledge receipt of this letter by stamping the enclosed copy and returning it in the enclosed stamped and self-addressed envelope. If you have any questions or comments concerning these responses, please do not hesitate to call me at (949) 623-3574 or email me at david.allen@klgates.com.

Sincerely,

/s/ David B. Allen
K&L Gates LLP

David B. Allen

cc:                                      Jason Shandell, Amphastar Pharmaceuticals, Inc.

Michael Hedge, K&L Gates LLP

Donna M. Petkanics, Wilson Sonsini Goodrich & Rosati, P.C.